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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: SEPTEMBER 4, 2003



                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                    0-11514                        31-1041397
(STATE OR OTHER           (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 4, 2003, the Company announced that its Board of Directors authorized the repurchase of up to 200,000 shares of the Company's common stock through August 21, 2004. The buybacks will occur selectively at the Board's discretion through market purchases or privately negotiated transactions.

ITEM 7. EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                        Description

                 99 Press Release, dated September 4, 2003, entitled "MAX & ERMA'S RESTAURANTS, INC. REPORTS THIRD QUARTER RESULTS."

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 4, 2003, Max & Erma's Restaurants, Inc. (the "Company") issued a press release entitled, "MAX & ERMA'S RESTAURANTS, INC. REPORTS THIRD QUARTER RESULTS" regarding its financial results for the twelve weeks ending August 3, 2003. A copy of the Company's press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Max & Erma's Restaurants, Inc.


Date:  September 4, 2003              By: /s/ William C. Niegsch
                                          -------------------------------------
                                          William C. Niegsch, Executive Vice
                                          President and Chief Financial Officer




                                       2

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                                  EXHIBIT INDEX

   Exhibit No.                             Description

       99 Press Release, dated September 4, 2003, entitled "MAX & ERMA'S RESTAURANTS, INC. REPORTS THIRD QUARTER RESULTS."